SUPPLEMENT TO THE
SCHWAB TARGET FUNDS PROSPECTUS
DATED FEBRUARY 28, 2009, AS AMENDED APRIL 20, 2009,
AS SUPPLEMENTED MAY 13, 2009 AND JULY 1, 2009

THE INFORMATION PROVIDED IN THIS SUPPLEMENT
IS AS OF JULY 20, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus

The Prospectus is being revised to reflect the following changes:

•	On Page 18, under the “Asset Class, Style Class and Underlying Funds” column of the table, the following fund is added to the Large-Cap Asset Class:

Laudus Growth Investors U.S. Large Cap Growth Fund

•	On page 19, under the “Equity Funds — Domestic Large-Cap” section of the table describing the underlying funds, the following fund and accompanying description of its investment objective and principal investment strategy are added:

Laudus Growth Investors U.S. Large Cap Growth Fund

Seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. The fund defines large capitalization companies as those with a market capitalization of at least $3 billion. In addition, up to 20% of the fund’s net assets may be invested in foreign equity securities. Investments in equity securities include common stock and preferred stock. The fund may, but is not required to, use derivative instruments for risk management purposes or as part of the fund’s investment strategies. When selecting securities for the fund, the subadviser considers earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive stock price momentum. The fund exhibits a “growth” style of investing.

•	On page 23, in the section entitled “Principal Risks of the Underlying Funds,” the following changes are made:

Laudus Growth Investors U.S. Large Cap Growth Fund is added to the principal risk table and the following risks apply to the fund:

Investment risk, Market risk, Market segment risk, Management risk, Equity risk, Large-cap and mid-cap risk, “Growth” investing risk, Foreign securities risk, Currency risk, Derivatives risk, Leverage risk, and Portfolio turnover risk.

•	The following disclosure is added to the end of the description of Equity risk on page 25:

Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but typically are more sensitive to interest rate changes than the underlying common stock. The rights of common stockholders are generally subordinate to the rights associated with an issuer’s preferred stocks and the rights of preferred stockholders are generally subordinate to the rights associated with an issuer’s debt securities on the distribution of an issuer’s assets in the event of a liquidation.

•	The following disclosure is added to the end of the description of “Growth” investing risk on page 26:

Since growth companies usually invest a high portion of earnings in their business, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.

•	The following disclosure replaces the first two sentences in the description of Derivatives risk on page 28 in their entirety:

An underlying fund may use derivatives to earn income and enhance returns, to hedge against market declines, to manage or adjust the risk profile of the fund, to replace more traditional direct investments, or to obtain exposure to certain markets. Examples of derivatives are forward currency agreements, options, futures, options on futures, and swaps. A forward currency agreement involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

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